UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2011
DIGITILITI, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-53235	26-1408538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

266 EAST 7TH STREET, 4TH FLOOR SAINT PAUL, MINNESOTA	55,101
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (651) 925-3200

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2011, Digitiliti, Inc. (the “Company”) entered into the Junior Secured Convertible Promissory Note and Warrant Purchase Agreement (“Purchase Agreement”) with certain investors (“Investors”), whereby upon meeting certain conditions the Investors may purchase up to the aggregate principal amount of $1,500,000 of Junior Secured Convertible Promissory Notes (“Notes”) and five-year warrants to purchase the number of shares of common stock equal to 10% of the principal amount of the Notes divided by the exercise price of $0.06 per share (“Warrants”) at the aggregate purchase price equal to the principal amount of the Notes.

The Notes bear interest at the rate of 8% per annum, are secured by the assets of the Company, but the repayment is subordinated to the repayment of all secured notes previously issued by the Company. The Notes mature twenty-four months after the closing of the First Tranche, but the maturity date may be extended by the Company for up six additional months. The payment of principal and accrued interest is due on the maturity date. In addition, upon meeting certain conditions, including stockholder approval to increase the number of authorized shares, the Notes may be convertible into common shares at the conversion rate of $0.06 per share.

Upon meeting certain conditions, including the hiring of a new President and Chief Executive Officer, the Investors were entitled to purchase in a Second Tranche an additional minimum principal amount of $500,000 of Notes and Warrants up to a maximum of $1,000,000.

The Purchase Agreement further provides that the Investors collectively have the right to nominate one director to the Company's Board of Directors for as long as the Notes remain outstanding. In addition, the agreement restricts the Company from taking certain actions without written consent of holders of more than 50% in principal amount of the outstanding Notes, including the sale of the Company, amendment of the Certificate of Incorporation, change in the size of the Board of Directors and the creation of any new debt security. The Purchase Agreement also contains indemnification provisions.

Under the terms of the Purchase Agreement, certain investors who had purchased securities from the Company in a recent private placement and a director who had previously purchased promissory notes from the Company may convert such securities into the same securities sold to the Investors under the Purchase Agreement.

Upon entering into the Purchase Agreement on June 29, 2011, the Investors purchased $500,000 in principal amount of Notes and Warrants to purchase 833,334 shares, which is referred to as the First Tranche, for an aggregate purchase price of $500,000. As conditions to closing the First Tranche, Jack Scheetz was appointed as an interim President and Chief Executive Officer and as a director until a new President and Chief Executive Officer could be located and hired by the Company.

On September 15, 2011, the Investors purchased $525,000 in principal amount of Notes and Warrants to purchase 875,000 shares, which meets the minimum amount required of $500,000 to break escrow and release funds under the Second Tranche, for an aggregate purchase price of $525.000. Under the terms of the Purchase Agreement, the Investors may purchase up to a maximum amount of $1,000,000 of securities under the Purchase Agreement. As a condition for breaking escrow and releasing funds under the Second Tranche, the Investors waived the condition requiring the hiring of a new President and Chief Executive Officer. In addition, breaking escrow and releasing funds under this Second Tranche did not involve the repayment or conversion of $50,000 of indebtedness owed to one of the Company's directors as conditioned in the Purchase Agreement. At this time, this indebtedness will remain outstanding until resolved between the Company and the director.

The foregoing descriptions of the transaction and transaction documents do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, Form of Note, Form of Warrant and the Security Agreement attached hereto as Exhibits 10.1 to 10.4 (collectively, the “Transaction Documents”). The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Transaction Documents. Other investors and stockholders other than the Investors are not third party beneficiaries under the Transaction Documents and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The securities described in Item 1.01 above were offered and sold solely to Investors who were “accredited investors” (as defined by Rule 501 under the Securities Act) in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.

Section 8 - Other Events

Item 8.01 - Other Events

The Company has attached as Exhibit 10.6 the employment agreement for Jack Scheetz that was inadvertently not included in the filing of the Company's Form 10-Q for the period ending June 30, 2011. Also attached as Exhibits 10.1 to 10.6 are the Transaction Documents listed as Exhibits to the Company's Form 10-Q for the period ending June 30, 2011 that did not get filed with the Form 10-Q.

(d)    Exhibits

Exhibit No.                    Description
10.1        Junior Secured Convertible Promissory Note and Warrant Purchase Agreement
10.2        Form of Junior Secured Convertible promissory Note dated June 29, 2011
10.3        Form of Security Agreement
10.4        Form of Warrant Agreement
10.5        Ehsssan Taghizadeh's Separation Agreement dated June 29, 2011
10.6        Jack Scheetz Employment Agreement dated June 29, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DIGITILITI, INC.
Date: September 21, 2011
By: /s/ William McDonald
Name: William McDonald
Title: Chief Financial Officer

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